Filed pursuant to Rule 497(a)

File No. 333-199622

Rule 482ad

Preliminary Pricing Term Sheet No.1

Subject to Completion

Preliminary Pricing Term Sheet dated

January 14, 2015

Alcentra Capital InterNotes®

6.500 % Notes due 2022 (the “Notes”)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Sales Load	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
			$100.000%	1.95%	$	Fixed	6.500%	Semi-Annual	01/15/22	07/15/15	$29.97	Yes	Unsecured Notes
Redemption Information: Callable at 100.000% on 1/15/2016 and at any time thereafter.

Trade Date: Monday, January 26, 2015 @ 12:00 PM ET

Settle Date: Thursday, January 29, 2015

Minimum Denomination/Increments: $1,000.00/$1,000.00

Initial trades settle flat and clear SDFS: DTC Book Entry only

The Notes will be issued pursuant to an Indenture, as amended and supplemented by a First Supplemental Indenture.

The date from which interest shall accrue on the Notes is Thursday, January 29, 2015. The “Interest Payment Dates” for the Notes shall be January 15 and July 15 of each year, commencing July 15, 2015; the interest payable on any Interest Payment Date, will be paid to the person in whose name the Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be January 1 or July 1, as the case may be, next preceding such Interest Payment Date.

The Notes will be redeemable in whole or in part at any time or from time to time, at the option of Alcentra Capital Corporation, on or after January 15, 2016 at a redemption price of $1,000 per Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 30 days’ nor more than 60 days’ prior notice to the noteholder and the trustee, as described in the prospectus.

A registration statement relating to these securities is on file with the Securities and Exchange Commission, or the SEC. The information in the preliminary prospectus and in this preliminary pricing term sheet, is not complete and may be changed. Alcentra Capital Corporation may not sell these securities until the registration statement filed with the SEC relating to the securities described herein is effective. This preliminary pricing term sheet is not an offer to sell the securities described herein and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted. An offering may be made only by means of a preliminary prospectus, a copy of which may be obtained from Incapital LLC, Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, telephone: (312) 379-3700, or e-mail: prospectus_requests@incapital.com.

This preliminary pricing term sheet relates only to the securities described in the preliminary prospectus dated January 14, 2015, which has been filed with the SEC, is only a summary of pricing terms and should be read together with the preliminary prospectus, including among other things the section entitled “Risk Factors” beginning on page 22. This preliminary pricing term sheet and the preliminary prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, NY 10166 or by telephone at (212) 922-8240. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.alcentracapital.com. Information contained on our website is not incorporated by reference into the preliminary prospectus or this preliminary pricing term sheet and you should not consider information contained on our website to be part of the preliminary prospectus or this preliminary pricing term sheet.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this preliminary pricing term sheet. Any representation to the contrary is a criminal offense. Obligations of Alcentra Capital Corporation and any subsidiary of Alcentra Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Alcentra Capital Corporation nor any subsidiary of Alcentra Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

InterNotes® is a registered trademark of Incapital Holdings LLC.